POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Dr. Andreas Jacobs with full power to act, his, her or its true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him, her or it and in his, her or its name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this
Schedule 13D, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as he or it might or could do in person, thereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their, her or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

JACOBS HOLDING AG                               Zurich, October 31, 2006

/s/ Andreas Jacobs                              /s/ Rolando Benedick
-------------------                             ------------------------
Andreas Jacobs                                  Rolando Benedick
Chairman                                        Member of the Board

JACOBS VENTURE AG                               Zurich, October 31, 2006

/s/ Andreas Jacobs                              /s/ Rolando Benedick
-------------------                             ------------------------
Andreas Jacobs                                  Rolando Benedick
Chairman                                        Member of the Board

TRIVENTURA AG                                   Zurich, October 31, 2006

/s/ Andreas Jacobs                              /s/ Rolando Benedick
-------------------                             ------------------------
Andreas Jacobs                                  Rolando Benedick
Chairman                                        Member of the Board


Klaus J. Jacobs:    Roysten 06.08.06            /s/ Klaus J. Jacobs
                    -----------------------     ------------------------
                    Place, Date                      Signature


Renata Jacobs:      Roysten 03.08.06            /s/ Renata Jacobs
                    -----------------------     ------------------------
                    Place, Date                      Signature


Lavinia Jacobs:     Kuesnacht 03.08.06          /s/ Lavinia Jacobs
                    -----------------------     ------------------------
                    Place, Date                      Signature


Nicolas Jacobs:     Zurich 03.08.06             /s/ Nicolas Jacobs
                    -----------------------     ------------------------
                    Place, Date                      Signature


Philippe Jacobs:    St. Gallen 03.08.06         /s/ Philippe Jacobs
                    -----------------------     -------------------------
                    Place, Date                      Signature


Nathalie Jacobs:    Zurich 03.08.06             /s/ Nathalie Jacobs
                    -----------------------     -------------------------
                    Place, Date                      Signature